UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2020 (July 28, 2020)

AppTech Corp.

(Exact name of registrant as specified in its charter)

Wyoming	65-0847995
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5876 Owens Ave. Suite 100 Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

(760) 707-5959

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	APCX	OTC Pink Open Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2020, Director Bobby Bedi did not seek reelection to remain a Director with AppTech Corp. (the “Company” or “AppTech”). Accordingly, as described in Item 5.07, new Directors were selected to fill Mr. Bedi’s vacancy and facilitate the expansion of the Company’s Board of Directors. Mr. Bedi shall be retained as a member of AppTech’s Advisory Board. He and the newly elected Directors shall be entitled to participate in the Company’s publicly disclosed director and advisor compensation plans. Such Director and advisor plans are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on June 12, 2020 under “Director & Advisor Compensation.”

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 28, 2020, AppTech held its Annual Meeting of Stockholders (the “Annual Meeting”). The record date for stockholders entitle to notice of, and to vote at, the Annual Meeting was May 21, 2020. At the close of business on that date, the Company had 86,538,325 shares of common stock issued and outstanding and entitle to be voted at the Annual Meeting. At the meeting, zero proposals were submitted by the Company’s stockholders. The final voting results were as follows:

Proposal 1

Amendment of AppTech’s Articles of Domestication to expand the Board of Directors from 5 members to 7 separated into Class I and Class II Directors with staggered 2-year terms.

Votes For	Votes Against	Votes Abstained
57,999,145	25	76

Proposal 2

Election of 3 members to the Class I Board of Directors.

	Votes For	Withhold
Roz Huang	57,999,206	40
Michael O’Neal	57,999,206	40
William Huff	57,999,206	40

Proposal 3

Election of 4 members to the Class II Board of Directors.

	Votes For	Withhold
Luke D’Angelo	45,164,669	12,834,577
Michael B. Gross	57,999,206	40
Gary Wachs	57,999,206	40
Christopher Williams	57,999,206	40

Proposal 4

Approval of AppTech’s Equity Incentive Plan.

Votes For	Votes Against	Votes Abstained
56,913,901	51,040	1,034,305

Proposal 5

Ratification of dbbmckennon as AppTech’s independent registered public accounting form for the year ending in December 31, 2020.

Votes For	Votes Against	Votes Abstained
57,992,315	1,532	5,401

Item 7.01. Regulation FD Disclosure

On July 28, 2020, at the Company’s Annual Meeting, the Interim Chief Executive Officer, Luke D’Angelo, inadvertently announced the following:

1. That the Company had entered into a nonbinding memorandum of understanding with a payments technology company whereby AppTech shall receive licensing rights to their digital banking platform. Further, under this MOU, AppTech shall work in close association with the other entity to complete development of AppTech’s secure text payment system.

2. That the Company was negotiating a strategic partnership with another entity in order to enter the telehealth and remote patient monitoring markets.

As indicated in the forward-looking statements disclosure read at the meeting, there can be no assurances that definitive documents will be executed. If definitive agreements are executed, the Company will make an announcement at that time. There will not be updates provided on the status of the negotiations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTECH CORP.

Date: July 29, 2020	By:	/s/ Luke D’Angelo
	Name:	Luke D’Angelo
	Title:	Interim Chief Executive Officer